Exhibit 99.2

Supplemental Financial Information For the quarter ended September 30, 2025 November 7, 2025

Supplemental Financial Information November 7, 2025

Supplemental Financial Information November 7, 2025

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information November 7, 2025

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of November 7, 2025 owns 14 hotels comprised of 6,999 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership, and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information November 7, 2025

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information November 7, 2025

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects such as the work performed at Andaz Miami Beach; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations (with the exception of our corporate operating lease) as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information November 7, 2025

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information November 7, 2025

Comparable Consolidated Statements of Operations

Q3 2025 – Q4 2024, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months (1)
(Unaudited and in thousands)	September 30,	June 30,	March 31,	December 31,	Ended
	2025	2025	2025	2024	September 30, 2025
Revenues
Room	$139,523	$154,061	$140,482	$129,609	$563,675
Food and beverage	64,419	77,986	67,066	59,611	269,082
Other operating	25,378	25,365	21,432	21,433	93,608
Total revenues	229,320	257,412	228,980	210,653	926,365

Operating Expenses
Room	39,307	40,481	38,353	35,353	153,494
Food and beverage	48,717	53,022	48,806	44,490	195,035
Other expenses	88,560	91,636	86,542	84,568	351,306
Corporate overhead	6,970	8,346	8,905	5,787	30,008
Depreciation and amortization	33,928	33,719	31,673	32,064	131,384
Total operating expenses	217,482	227,204	214,279	202,262	861,227

Interest and other income	3,160	2,300	1,564	1,873	8,897
Interest expense	(13,412)	(13,164)	(12,682)	(10,440)	(49,698)
Loss on extinguishment of debt	(180)	—	—	—	(180)
Income (loss) before income taxes	1,406	19,344	3,583	(176)	24,157
Income tax (provision) benefit, net	(137)	(37)	(98)	17	(255)
Net income (loss)	$1,269	$19,307	$3,485	$(159)	$23,902

(1)	Includes results for all 14 hotels owned by the Company as of September 30, 2025.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information November 7, 2025

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, and Total Portfolio Hotel Adjusted EBITDAre

Q3 2025 – Q4 2024, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	September 30,	June 30,	March 31,	December 31,	Ended
(In thousands)	2025	2025	2025	2024	September 30, 2025

Net income	$1,322	$10,774	$5,255	$836	$18,187
Depreciation and amortization	33,928	34,125	32,275	32,666	132,994
Interest expense	13,412	13,164	12,682	10,440	49,698
Income tax provision (benefit), net	137	37	98	(17)	255
Loss on sale of assets	—	8,751	—	—	8,751
EBITDAre	48,799	66,851	50,310	43,925	209,885

Amortization of deferred stock compensation	1,905	2,772	2,064	2,075	8,816
Amortization of right-of-use assets and obligations	(158)	(159)	(141)	(154)	(612)
Loss on extinguishment of debt	180	—	—	—	180
Gain on insurance recoveries, net	(674)	—	(99)	(116)	(889)
Pre-opening costs	—	3,218	3,253	1,181	7,652
Property-level legal settlement costs	—	—	—	1,182	1,182
Management transition costs	—	—	1,869	—	1,869
Adjustments to EBITDAre, net	1,253	5,831	6,946	4,168	18,198

Adjusted EBITDAre	50,052	72,682	57,256	48,093	228,083
Sold hotel Adjusted EBITDAre (1)	(53)	(624)	(2,372)	(1,597)	(4,646)

Comparable Adjusted EBITDAre	49,999	72,058	54,884	46,496	223,437

Corporate-level adjustments, net (2)	2,646	3,226	3,516	1,853	11,241

Total Portfolio Hotel Adjusted EBITDAre	$52,645	$75,284	$58,400	$48,349	$234,678

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information November 7, 2025

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2025 – Q4 2024, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	September 30,	June 30,	March 31,	December 31,	Ended
(In thousands, except per share data)	2025	2025	2025	2024	September 30, 2025

Net income	$1,322	$10,774	$5,255	$836	$18,187
Preferred stock dividends	(4,262)	(3,932)	(3,931)	(3,931)	(16,056)
Real estate depreciation and amortization	33,581	33,779	31,918	32,250	131,528
Loss on sale of assets	—	8,751	—	—	8,751
FFO attributable to common stockholders	30,641	49,372	33,242	29,155	142,410

Amortization of deferred stock compensation	1,905	2,772	2,064	2,075	8,816
Real estate amortization of right-of-use assets and obligations	(130)	(134)	(126)	(136)	(526)
Amortization of contract intangibles, net	315	314	315	314	1,258
Noncash interest on derivatives, net	(495)	181	982	(1,635)	(967)
Loss on extinguishment of debt	180	—	—	—	180
Gain on insurance recoveries, net	(674)	—	(99)	(116)	(889)
Pre-opening costs	—	3,218	3,253	1,181	7,652
Property-level legal settlement costs	—	—	—	1,182	1,182
Management transition costs	—	—	1,869	—	1,869
Adjustments to FFO attributable to common stockholders, net	1,101	6,351	8,258	2,865	18,575

Adjusted FFO attributable to common stockholders	31,742	55,723	41,500	32,020	160,985
Sold hotel Adjusted FFO (1)	(53)	(624)	(2,372)	(1,597)	(4,646)

Comparable Adjusted FFO attributable to common stockholders	$31,689	$55,099	$39,128	$30,423	$156,339

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.17	$0.29	$0.21	$0.16	$0.82

Basic weighted average shares outstanding	189,253	195,791	200,410	200,185	196,410
Shares associated with unvested restricted stock awards	859	513	1,214	2,048	1,159
Diluted weighted average shares outstanding	190,112	196,304	201,624	202,233	197,569
Equity transactions (3)	(26)	(6,598)	(11,291)	(11,426)	(7,335)
Comparable diluted weighted average shares outstanding	190,086	189,706	190,333	190,807	190,234

*Footnotes on page 10

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information November 7, 2025

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Total Portfolio Hotel Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2025 – Q4 2024, Trailing 12 Months Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Hilton New Orleans St. Charles, sold in June 2025.
(2)	Corporate-level adjustments, net primarily consist of corporate overhead expenses and interest and other income.
(3)	Equity transactions represent pro forma adjustments to reflect the Company's repurchases of its common stock during the first, second, and third quarters of 2025 and the fourth quarter of 2024 as if the repurchases had occurred on October 1, 2024.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information November 7, 2025

CAPITALIZATION

CAPITALIZATION	Page 11

Supplemental Financial Information November 7, 2025

Comparative Capitalization
Q3 2025 – Q3 2024

	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share data)	2025	2025	2025	2024	2024

Common Share Price & Dividends
At the end of the quarter	$9.37	$8.68	$9.41	$11.84	$10.32
High during quarter ended	$9.92	$9.49	$12.10	$12.38	$10.86
Low during quarter ended	$8.63	$7.72	$9.41	$10.00	$9.46
Common dividends per share	$0.09	$0.09	$0.09	$0.09	$0.09

Common Shares & Units
Common shares outstanding	189,912	190,171	200,370	200,825	200,919
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	189,912	190,171	200,370	200,825	200,919

Capitalization
Market value of common equity	$1,779,474	$1,650,681	$1,885,477	$2,377,768	$2,073,489
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Total debt	930,000	872,000	845,000	845,000	817,437
Total capitalization	$2,990,724	$2,803,931	$3,011,727	$3,504,018	$3,172,176

Total debt to total capitalization	31.1%	31.1%	28.1%	24.1%	25.8%
Total debt and preferred equity to total capitalization	40.5%	41.1%	37.4%	32.1%	34.6%

CAPITALIZATION	Page 12

Supplemental Financial Information November 7, 2025

Debt and Preferred Stock Summary Schedule

(In thousands)	Interest Rate /	Maturity	September 30, 2025
Unsecured Debt	Spread	Date (1)	Balance

Series A Senior Notes	4.69%	01/10/2026	$65,000
Series B Senior Notes	4.79%	01/10/2028	105,000
Revolving Line of Credit	5.58%	09/24/2030	—
Term Loan 1 (2)	4.68%	01/24/3031	185,000
Term Loan 2 (2)	5.34%	01/24/3031	275,000
Term Loan 3 (2)	5.53%	01/24/3031	300,000
Total Unsecured Debt			$930,000

Preferred Stock
Series G cumulative redeemable preferred (3)	5.000%	Perpetual	$66,250
Series H cumulative redeemable preferred	6.125%	Perpetual	115,000
Series I cumulative redeemable preferred	5.700%	Perpetual	100,000
Total Preferred Stock			$281,250

Debt and Preferred Statistics
		Debt Statistics	Debt and Preferred Statistics
% Fixed Rate		70.4%	77.3%
% Floating Rate		29.6%	22.7%
Average Interest Rate		5.16%	5.29%
Weighted Average Maturity of Debt		4.6 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loans 1 and 2. The Revolving Line of Credit has an initial maturity of September 2029 with two six-month extensions. Term Loan 1 has an initial maturity of January 2029 with two twelve-month extensions, and Term Loan 2 has an initial maturity of January 2030 with one twelve-month extension. By extending these loans, the Company's weighted average maturity of debt increases from 3.9 years to 4.6 years.
(2)	Interest rates on the Term Loans are calculated according to a leverage-based pricing grid with a range of 135 to 220 basis points over the applicable term SOFR. The interest rates for Term Loans 1 and 2 and for $25.0 million of Term Loan 3 include the effect of the Company's interest rate swap derivatives.
(3)	The Series G cumulative redeemable preferred stock had an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. Beginning with the first and third quarters of 2024, the dividend rate increased to the greater of 3.0% and 4.5%, respectively, or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. Beginning with the third quarter of 2025, the dividend rate increased to the greater of 6.5% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort. Based on the dividends earned during the previous twelve months, this equates to an annual yield of 5.0%.

CAPITALIZATION	Page 13

Supplemental Financial Information November 7, 2025

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 14

Supplemental Financial Information November 7, 2025

Hotel Information as of November 7, 2025

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	17%	Leasehold	2011 / 2022
2	Hyatt Regency San Francisco	California	Hyatt	821	12%	Fee Simple	2013
3	The Westin Washington, DC Downtown	Washington DC	Marriott	807	12%	Fee Simple	2005
4	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	11%	Fee Simple	2005
5	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	9%	Fee Simple	2024
6	Wailea Beach Resort	Hawaii	Marriott	543	8%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	7%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	6%	Fee Simple	2007
9	Marriott Long Beach Downtown	California	Marriott	376	5%	Fee Simple	2005
10	Andaz Miami Beach (4)	Florida	Hyatt	287	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
12	Oceans Edge Resort & Marina	Florida	Independent	175	3%	Fee Simple	2017
13	Montage Healdsburg (5)	California	Montage	130	2%	Fee Simple	2021
14	Four Seasons Resort Napa Valley (5)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			6,999	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	Andaz Miami Beach debuted in May 2025, following the hotel's transformative renovation and conversion from The Confidante Miami Beach.
(5)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information November 7, 2025

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q3 2025/2024

Hotels sorted by number of rooms	For the Three Months Ended September 30,
	ADR			Occupancy				RevPAR			TRevPAR
	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024		2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
Hilton San Diego Bayfront	$281	$281	(0.1)%	85.5%	78.7%	680	bps	$240	$221	8.6%	$451	$401	12.4%
Hyatt Regency San Francisco	292	273	6.9%	86.8%	80.5%	630	bps	253	220	15.3%	339	304	11.6%
The Westin Washington, DC Downtown	268	251	6.7%	65.4%	71.9%	(650)	bps	175	180	(2.9)%	293	292	0.5%
Renaissance Orlando at SeaWorld®	161	167	(3.6)%	61.9%	63.0%	(110)	bps	100	105	(5.3)%	221	232	(4.9)%
Hyatt Regency San Antonio Riverwalk	172	176	(2.4)%	53.4%	66.2%	(1,280)	bps	92	117	(21.3)%	145	205	(28.9)%
Wailea Beach Resort	586	616	(4.9)%	64.2%	63.4%	80	bps	376	391	(3.7)%	565	598	(5.5)%
JW Marriott New Orleans	193	194	(0.8)%	57.6%	63.7%	(610)	bps	111	124	(10.3)%	161	172	(6.5)%
Marriott Boston Long Wharf	423	430	(1.6)%	89.2%	89.6%	(40)	bps	378	385	(2.0)%	514	530	(3.1)%
Marriott Long Beach Downtown (1)	236	220	7.5%	74.4%	69.8%	460	bps	176	153	14.6%	235	201	16.5%
The Bidwell Marriott Portland	146	161	(9.2)%	84.1%	74.7%	940	bps	123	120	2.3%	166	167	(0.8)%
Oceans Edge Resort & Marina	206	220	(6.5)%	55.1%	69.3%	(1,420)	bps	114	153	(25.7)%	243	294	(17.2)%
Montage Healdsburg	1,114	1,104	0.9%	62.9%	68.0%	(510)	bps	701	751	(6.6)%	1,417	1,443	(1.8)%
Four Seasons Resort Napa Valley	1,306	1,433	(8.9)%	66.8%	65.6%	120	bps	872	940	(7.2)%	1,562	1,693	(7.7)%

Total Portfolio, Excluding Renovation Hotel (2)	307	306	0.4%	71.7%	72.1%	(40)	bps	220	221	(0.2)%	362	362	0.1%

Add: Renovation Hotel (1)
Andaz Miami Beach	305	—	100%	36.4%	0.0%	3,640	bps	111	—	100%	201	5	3,674.1%

Total Portfolio (3)	$307	$306	0.4%	70.3%	69.2%	110	bps	$216	$212	2.0%	$355	$347	2.4%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information November 7, 2025

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q3 YTD 2025/2024

Hotels sorted by number of rooms	For the Nine Months Ended September 30,
	ADR			Occupancy				RevPAR			TRevPAR
	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024		2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
Hilton San Diego Bayfront	$288	$284	1.2%	82.9%	82.4%	50	bps	$238	$234	1.8%	$436	$422	3.3%
Hyatt Regency San Francisco	298	292	2.2%	80.1%	74.3%	580	bps	239	217	10.1%	336	296	13.6%
The Westin Washington, DC Downtown	301	279	7.8%	69.4%	71.9%	(250)	bps	209	201	4.0%	337	324	3.9%
Renaissance Orlando at SeaWorld®	198	200	(1.1)%	71.6%	70.6%	100	bps	142	141	0.3%	306	309	(1.1)%
Hyatt Regency San Antonio Riverwalk	191	197	(3.0)%	63.6%	71.7%	(810)	bps	122	141	(13.9)%	200	235	(14.9)%
Wailea Beach Resort	619	663	(6.7)%	69.3%	71.9%	(260)	bps	429	477	(10.0)%	664	719	(7.7)%
JW Marriott New Orleans	256	239	6.9%	66.8%	68.2%	(140)	bps	171	163	4.7%	240	227	5.6%
Marriott Boston Long Wharf	382	382	0.2%	82.1%	81.1%	100	bps	314	310	1.4%	436	435	0.2%
Marriott Long Beach Downtown (1)	239	226	6.0%	76.9%	50.7%	2,620	bps	184	115	60.7%	254	154	65.2%
The Bidwell Marriott Portland	149	154	(3.3)%	79.7%	67.9%	1,180	bps	119	105	13.5%	159	146	9.3%
Oceans Edge Resort & Marina	294	320	(8.2)%	73.0%	77.7%	(470)	bps	214	249	(13.8)%	381	415	(8.2)%
Montage Healdsburg	1,035	1,061	(2.5)%	57.9%	55.1%	280	bps	599	585	2.5%	1,203	1,122	7.3%
Four Seasons Resort Napa Valley	1,231	1,357	(9.3)%	59.5%	54.1%	540	bps	733	734	(0.2)%	1,375	1,388	(0.9)%

Total Portfolio, Excluding Renovation Hotel (2)	317	318	(0.6)%	73.9%	72.4%	150	bps	234	231	1.5%	385	377	2.3%

Add: Renovation Hotel (1)
Andaz Miami Beach	311	269	15.4%	17.1%	15.2%	190	bps	53	41	29.8%	99	51	92.9%

Total Portfolio (3)	$316	$318	(0.5)%	71.6%	69.9%	170	bps	$227	$222	2.0%	$374	$363	3.0%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information November 7, 2025

Property-Level Operating Statistics

Q3 & YTD 2025/2024 Footnotes

(1)	Operating statistics for the third quarters and first nine months of 2025 and 2024 are impacted by renovation and subsequent ramp up activity at Marriott Long Beach Downtown and Andaz Miami Beach, formerly The Confidante Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(2)	Total Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of September 30, 2025, with the exception of Andaz Miami Beach due to its renovation and subsequent ramp up activity during the third quarters and first nine months of 2025 and 2024. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company’s results for the first nine months of 2024. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all hotels owned by the Company as of September 30, 2025, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 18

Supplemental Financial Information November 7, 2025

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 19

Supplemental Financial Information November 7, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 2025/2024

Hotels sorted by number of rooms	For the Three Months Ended September 30,
	2025			2024
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$49,359	$15,576	31.6%	$43,914	$11,414	26.0%	560	bps
Hyatt Regency San Francisco	25,597	3,086	12.1%	22,940	2,359	10.3%	180	bps
The Westin Washington, DC Downtown	21,776	5,836	26.8%	21,673	5,363	24.7%	210	bps
Renaissance Orlando at SeaWorld®	15,865	2,739	17.3%	16,680	3,255	19.5%	(220)	bps
Hyatt Regency San Antonio Riverwalk	8,424	1,337	15.9%	11,856	3,972	33.5%	(1,760)	bps
Wailea Beach Resort	28,238	7,836	27.7%	30,110	9,339	31.0%	(330)	bps
JW Marriott New Orleans	7,423	1,414	19.0%	7,939	1,707	21.5%	(250)	bps
Marriott Boston Long Wharf	19,607	9,178	46.8%	20,237	9,249	45.7%	110	bps
Marriott Long Beach Downtown (1)	8,120	1,891	23.3%	6,970	809	11.6%	1,170	bps
The Bidwell Marriott Portland	3,942	815	20.7%	3,972	1,002	25.2%	(450)	bps
Oceans Edge Resort & Marina	3,918	129	3.3%	4,730	743	15.7%	(1,240)	bps
Montage Healdsburg	17,940	4,151	23.1%	18,052	5,074	28.1%	(500)	bps
Four Seasons Resort Napa Valley	13,799	1,151	8.3%	14,866	2,400	16.1%	(780)	bps

Total Portfolio, Excluding Renovation Hotel (2)	224,008	55,139	24.6%	223,939	56,686	25.3%	(70)	bps

Add: Renovation Hotel (1)
Andaz Miami Beach	5,312	(2,494)	(47.0)%	141	(560)	(397.2)%	35,020	bps

Total Portfolio (3)	229,320	52,645	23.0%	224,080	56,126	25.0%	(200)	bps

Add: Sold Hotel (4)	3	53	N/A	2,312	300	13.0%	N/A

Actual Portfolio (5)	$229,323	$52,698	23.0%	$226,392	$56,426	24.9%	N/A

*Footnotes on page 22

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20

Supplemental Financial Information November 7, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 YTD 2025/2024

Hotels sorted by number of rooms	For the Nine Months Ended September 30,
	2025			2024
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$141,635	$44,492	31.4%	$137,630	$40,699	29.6%	180	bps
Hyatt Regency San Francisco	75,345	8,794	11.7%	66,567	6,587	9.9%	180	bps
The Westin Washington, DC Downtown	74,136	22,259	30.0%	71,596	21,554	30.1%	(10)	bps
Renaissance Orlando at SeaWorld®	65,201	18,763	28.8%	66,172	19,703	29.8%	(100)	bps
Hyatt Regency San Antonio Riverwalk	34,370	10,870	31.6%	40,545	15,819	39.0%	(740)	bps
Wailea Beach Resort	98,574	31,178	31.6%	107,787	38,443	35.7%	(410)	bps
JW Marriott New Orleans	32,818	13,006	39.6%	31,182	10,675	34.2%	540	bps
Marriott Boston Long Wharf	49,414	18,945	38.3%	49,514	18,879	38.1%	20	bps
Marriott Long Beach Downtown (1)	26,071	6,768	26.0%	15,812	(1,222)	(7.7)%	3,370	bps
The Bidwell Marriott Portland	11,218	1,991	17.7%	10,304	1,955	19.0%	(130)	bps
Oceans Edge Resort & Marina	18,186	5,197	28.6%	19,880	6,653	33.5%	(490)	bps
Montage Healdsburg	44,950	8,784	19.5%	41,304	7,672	18.6%	90	bps
Four Seasons Resort Napa Valley	36,021	580	1.6%	36,177	1,970	5.4%	(380)	bps

Total Portfolio, Excluding Renovation Hotel (2)	707,939	191,627	27.1%	694,470	189,387	27.3%	(20)	bps

Add: Renovation Hotel (1)
Andaz Miami Beach	7,773	(5,298)	(68.2)%	4,288	(1,281)	(29.9)%	(3,830)	bps

Total Portfolio (3)	715,712	186,329	26.0%	698,758	188,106	26.9%	(90)	bps

Less: Prior Ownership (6)
Hyatt Regency San Antonio Riverwalk	—	—	N/A	(17,737)	(7,232)	40.8%	N/A

Add: Sold Hotel (4)	7,448	3,049	N/A	10,018	3,041	30.4%	N/A

Actual Portfolio (5)	$723,160	$189,378	26.2%	$691,039	$183,915	26.6%	N/A

*Footnotes on page 22

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 21

Supplemental Financial Information November 7, 2025

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q3 & YTD 2025/2024 Footnotes

(1)	Hotel Adjusted EBITDAre for the third quarters and first nine months of 2025 and 2024 is impacted by renovation and subsequent ramp up activity at Marriott Long Beach Downtown and Andaz Miami Beach, formerly The Confidante Miami Beach. In May 2025, operations resumed at Andaz Miami Beach, following an extensive renovation during which the Company suspended operations in March 2024 to allow the renovation work to be performed more efficiently.
(2)	Total Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of September 30, 2025, with the exception of Andaz Miami Beach due to its renovation and subsequent ramp up activity during the third quarters and first nine months of 2025 and 2024. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company's results for the first nine months of 2024. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all hotels owned by the Company as of September 30, 2025, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.
(4)	Sold Hotel includes results for the Hilton New Orleans St. Charles, sold by the Company in June 2025.
(5)	Actual Portfolio primarily includes results for the 14 hotels owned by the Company during the third quarter of 2025, and the 15 hotels owned by the Company during the third quarter of 2024 and the first nine months of 2025 and 2024.
(6)	Prior Ownership includes results for the Hyatt Regency San Antonio Riverwalk prior to the Company’s acquisition of the hotel in April 2024 as discussed in Note 2.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 22